UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2010

Marathon Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders was held on April 28, 2010.  In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in Marathon's 2010 Proxy Statement.

1.	Votes regarding the persons elected to serve as directors for a term expiring in 2011 were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

Gregory H. Boyce	472,051,513	32,617,054	610,674	69,817,302
Clarence P. Cazalot, Jr.	497,802,286	6,874,973	601,982	69,817,302
David A. Daberko	462,854,666	40,879,106	1,545,469	69,817,302
William L. Davis	464,835,519	39,677,846	765,876	69,817,302
Shirley Ann Jackson	437,174,837	67,493,330	611,074	69,817,302
Philip Lader	462,263,019	41,441,362	1,574,860	69,817,302
Charles R. Lee	463,500,350	41,143,702	635,189	69,817,302
Michael E. J. Phelps	460,370,958	43,355,066	1,553,217	69,817,302
Dennis H. Reilley	462,519,898	41,219,029	1,540,314	69,817,302
Seth E. Schofield	458,893,864	45,614,023	771,354	69,817,302
John W. Snow	463,556,350	40,165,591	1,557,300	69,817,302
Thomas J. Usher	462,036,084	12,626,230	616,927	69,817,302

2.	PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2010. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
563,589,111	10,885,515	621,916

3.
The stockholder proposal requesting that the Board of Directors amend our By-laws and any other appropriate governing documents to give holders of 10% of Marathon’s outstanding common stock the power to call special stockholder meetings, including a large number of small stockholders that combine their holdings to equal the 10% of stockholders was approved.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
253,988,653	250,264,411	1,026,177	69,817,302

4.
The stockholder proposal requesting that the Board of Directors adopt a policy for a proposal at each annual meeting of stockholders seeking an advisory vote for the ratification and approval of the Board of Director’s Compensation Committee Report and the executive compensation policies and practices set forth in the Compensation and Discussion Analysis was defeated. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against this proposal. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
240,574,042	227,055,589	37,649,610	69,817,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 3, 2010	By:	/s/ Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller